Please file this Prospectus Supplement with your records.


                  STRONG ASSET ALLOCATION FUND
                    STRONG EQUITY INCOME FUND
                 STRONG AMERICAN UTILITIES FUND
                    STRONG TOTAL RETURN FUND
                  STRONG GROWTH AND INCOME FUND

          Supplement to Prospectus dated March 1, 1997


STRONG ASSET ALLOCATION FUND

Mr. Rimas M. Milaitis has replaced Mr. Andrew C. Stephens as co-manager of the equity portion of the Strong Asset Allocation Fund. Mr. Milaitis joined Strong Capital Management, Inc. in December of 1995. For the previous four years, he managed several conservative equity portfolios at Aon Advisers, Inc. ("AAI") in Chicago, Illinois. For two years prior to that, he served as an equity trader for AAI. Prior to working at AAI, Mr. Milaitis served as an equity portfolio assistant for three years to the Illinois State Board of Investment. He attended DePaul University, where he was awarded his M.B.A. in 1991 and Illinois State University where he received his B.S. degree in Economics in 1984.


    The date of this Prospectus Supplement is April 4, 1997.